UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

May 17, 2017

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation
5005 E. McDowell Road
Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

(a) The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) for ON Semiconductor Corporation (the “Company,” “we,” or “us”) was held on May 17, 2017. The proposals (all of which were from management) submitted to the stockholders of the Company at the Annual Meeting and the final results of the voting regarding each proposal are set forth below. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “Commission”) on April 12, 2017.

(b) Proposal No. 1. The Company’s stockholders elected nine members of the Board of Directors of the Company (the “Board” or “Board of Directors”), each for a one-year term expiring at the annual meeting of stockholders to be held in 2018 or until his or her successor has been duly elected and qualified, or until the earlier of his or her death, resignation, or removal, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Atsushi Abe	339,443,883	3,951,697	809,177	33,852,397
Alan Campbell	339,714,643	3,708,233	781,881	33,852,397
Curtis J. Crawford, Ph.D.	336,381,132	7,045,005	778,620	33,852,397
Gilles Delfassy	339,306,075	4,114,411	784,271	33,852,397
Emmanuel T. Hernandez	330,908,376	12,512,418	783,963	33,852,397
Keith D. Jackson	341,048,202	2,381,013	775,542	33,852,397
Paul A. Mascarenas	341,071,504	2,352,782	780,471	33,852,397
Daryl A. Ostrander, Ph.D.	341,048,405	2,375,884	780,468	33,852,397
Teresa M. Ressel	339,602,045	3,826,543	776,169	33,852,397

Proposal No. 2. The Company’s stockholders approved the advisory (non-binding) resolution to approve executive compensation, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
331,626,944	11,154,895	1,422,918	33,852,397

Proposal No. 3. In an advisory (non-binding) vote on the frequency of future advisory votes to approve executive compensation, the Company’s stockholders voted to hold such advisory votes every year, consistent with the recommendation of the Board, as set forth below:

1 year	2 years	3 years	Abstentions	Broker Non-Votes
318,510,037	233,131	22,030,022	3,431,567	33,852,397

Proposal No. 4. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending on December 31, 2017, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
369,086,770	8,212,658	757,726	0

Proposal No. 5. The Company’s stockholders approved an amendment to the ON Semiconductor Corporation Amended and Restated Stock Incentive Plan (the “SIP”) to increase the number of shares available under the SIP, and to effect certain other changes to the SIP, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
322,983,219	19,838,863	1,382,675	33,852,397

Proposal No. 6. The Company’s stockholders approved an amendment to the ON Semiconductor Corporation 2000 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares available under the ESPP, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
338,316,521	4,826,763	1,061,473	33,852,397

Proposal No. 7. The Company’s stockholders approved an amendment to the ON Semiconductor Corporation Certificate of Incorporation (the “Certificate”) to eliminate certain restrictions on removal of Directors, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
340,089,313	2,756,075	1,359,369	33,852,397

Proposal No. 8. The Company’s stockholders approved an amendment to the Certificate to increase the number of authorized shares of the Company’s common stock, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
343,753,872	33,066,936	1,236,346	0

(d) Based on the results of the advisory (non-binding) vote on the frequency of future advisory votes on executive compensation, and consistent with the recommendation of the Board, the Company will hold an advisory (non-binding) vote on executive compensation every year.

Item 8.01 Other Events

The following “Description of Common Stock” is filed for purposes of updating and superseding the description of the common stock of the Company contained in our registration statement on Form 8-A12G, filed with the Commission on April 21, 2000, as amended to the date hereof.

DESCRIPTION OF COMMON STOCK

In the paragraphs below, we describe our common stock. However, this summary does not purport to be complete and is subject to, and is qualified in its entirety by express reference to, the provisions of the Certificate and our bylaws, as amended to the date hereof (the “Bylaws”), copies of which have been filed with the Commission, and the applicable provisions of the Delaware General Corporation Law (“the DGCL”).

Authorized Capital Stock

The Certificate provides that the total number of shares of capital stock that may be issued by the Company is 1,250,100,000, and the number of authorized shares and the par value of the shares of each such class are as follows:

Class	No. of Shares Authorized	Par Value
Common	1,250,000,000	$0.01
Preferred	100,000	$0.01

Description of the Company’s Common Stock

Voting Rights

General

Except as otherwise provided by law or as set forth in the Certificate or as otherwise provided by any outstanding series of preferred stock, the holders of the Company’s common stock will have general voting power on all matters as a single class.

Votes Per Share

On each matter to be voted on by the holders of the Company’s common stock, each outstanding share of the Company’s common stock will be entitled to one vote per share.

Cumulative Voting

Holders of the Company’s common stock are not entitled to cumulative voting of their shares in elections of Directors.

Liquidation Rights

In the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Company, the prior rights of the Company’s creditors and the liquidation preference of any preferred stock then outstanding must first be satisfied. The holders of common stock will be entitled to share in the remaining assets of the Company on a pro rata basis.

Dividends

Subject to any preferential rights of any series of preferred stock, holders of shares of common stock will be entitled to receive dividends on the stock out of assets legally available for distribution when, as, and if authorized and declared by our Board of Directors. The payment of dividends on the common stock will be a business decision to be made by our Board of Directors from time to time based upon results of our operations and our financial condition and any other factors our Board of Directors considers relevant. Payment of dividends on the Company’s common stock may be restricted by loan agreements, indentures, and other transactions entered into by us from time to time. In addition, our principal income consists of dividends paid to us by our subsidiaries. Our subsidiaries’ ability to pay dividends could be limited or restricted from time to time by loan agreements, indentures, and other transactions or by law or regulatory authorities.

Preemptive and Other Rights

No holder of shares of any class or series of capital stock of the Company has any preemptive right to subscribe for, purchase, or otherwise acquire shares of any class or series of capital stock of the Company. The common stock has no conversion rights and is not subject to redemption. All outstanding shares of common stock are fully paid and nonassessable.

Preferred Stock

The Certificate grants our Board of Directors authority, without any further action by our stockholders, to issue up to 100,000 shares of preferred stock from time to time in one or more series and to fix the designations and the relative rights, preferences, and limitations of the shares of each series, including voting rights, dividend rights, dividend rates, conversion rights, terms of redemption, redemption prices, liquidation preferences, and the number of shares in each series. The issuance of preferred stock with voting rights could have an adverse effect on the voting power of holders of common stock by increasing the number of outstanding shares having voting rights. In addition, if our Board of Directors authorizes preferred stock with conversion rights, the number of shares of common stock outstanding could potentially be increased up to the authorized amount. The issuance of preferred stock could decrease the amount of earnings and assets available for distribution to holders of common stock. Any such issuance could also have the effect of delaying, deterring, or preventing a change in control and may adversely affect the rights of holders of our common stock.

Transfer Agent and Registrar

The transfer agent and registrar for the Company’s common stock is currently Computershare Investor Services, LLC, but this may change from time to time.

Anti-Takeover Provisions

The DGCL, the Certificate, and the Bylaws contain provisions that could discourage or make more difficult a change in control of the Company, including an acquisition of the Company by means of a tender offer or an acquisition of the Company by means of a proxy contest and removal of the Company’s incumbent officers and directors, without the support of the Board of Directors. A summary of these provisions follows.

Board of Directors

At the Annual Meeting of Stockholders held May 21, 2014, the stockholders of the Company approved an amendment to the Certificate to phase-in the declassification of the Board of Directors over a three-year period beginning in 2014 and ending in 2017. As noted above, at the Annual Meeting, the Company’s stockholders approved an amendment to the Certificate to eliminate certain restrictions on the removal of directors of the Company (“Directors”). Subject to the rights granted to holders of preferred stock, Directors may now be removed from office for any reason with the affirmative vote of the majority of holders of the voting power of the Company’s capital stock entitled to vote generally in the election of Directors.

The Certificate limits the number of Directors. Within these limits, the Board of Directors must determine the exact number of Directors and may increase or decrease the size of the Board of Directors from time to time. Any vacancy on the Board of Directors may be filled by a majority of the Directors then in office, or in certain cases, by a sole remaining Director.

Under the Bylaws, subject to the rights granted to holders of preferred stock, each Director is elected by the vote of the majority of the votes cast with respect to that Director’s election at any meeting for the election of Directors at which a quorum is present. However, if, as of the 10th day preceding the date we first mail the notice of such meeting to our stockholders, the number of nominees exceeds the number of Directors to be elected (“Contested Election”), the Directors shall be elected by the vote of a plurality of the votes cast. A majority of votes cast means that the number of votes cast “for” a Director’s election exceeds the number of votes cast “against” that Director’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that Director’s election).

In the event an incumbent Director fails to receive a majority of the votes cast in an election that is not a Contested Election, the incumbent Director must promptly tender his or her resignation to the Board of Directors. The Corporate Governance and Nominating Committee of the Company, or such other committee designated by the Board of Directors for this purpose, shall make a recommendation to the Board of Directors as to whether to accept or reject the resignation of such incumbent Director, or whether other action should be taken. The Board of Directors must act on the resignation, taking into account such committee’s recommendation, and publicly disclose (by a press release and filing an appropriate disclosure with the Commission) its decision regarding the resignation and, if such resignation is rejected, the rationale behind the decision, within 90 days following certification of the election results. The committee in making its recommendation and the Board of Directors in making its decision each may consider any factors and other information that it considers appropriate and relevant. If the Board of Directors accepts a Director’s resignation pursuant to these provisions, or if a nominee for Director is not elected and the nominee is not an incumbent Director, then the resulting vacancy may be filled by vote of a majority of the Directors then in office.

This system of electing and removing Directors may discourage a third party from making a tender offer, or otherwise attempting to obtain control of the Company, because it generally makes it more difficult for stockholders to replace a majority of the Directors.

Stockholder Meetings

Under the Bylaws, except as described below, only the Board of Directors or the chairman of the Board of Directors may call special meetings of stockholders, and any business conducted at any special meeting will be limited to the purpose or purposes specified in the order calling for the special meeting. The Bylaws also provide that, subject to certain requirements and restrictions, a special meeting of stockholders may also be called upon the written request of stockholders holding at least 25% of the voting power of the outstanding capital stock of the Company entitled to vote on the matters to be brought before the proposed special meeting. The requesting stockholders must timely provide certain specified information, including information with respect to the requesting stockholders and the beneficial owners, if any, on whose behalf the proposal is made, their holdings of Company stock, the matters to be acted upon at the proposed special meeting, and any material interest of the requesting stockholders and beneficial owners in such matters.

Requirements for Advance Notification of Stockholder Nominations and Proposals

The Bylaws contain provisions requiring stockholders to give advance written notice to the Company of a proposal or Director nomination in order to have the proposal or the nominee considered at an annual meeting of stockholders. The written notice must usually be given not less than 90 nor more than 120 days before the first Tuesday in June (or, if the Board of Directors has designated another date for an annual meeting, not less than 90 nor more than 120 days before such other date, or, if such other date has not been publicly disclosed or announced at least 105 days in advance, then not less than 15 days after the initial public disclosure or announcement of the date). The stockholders submitting the proposal or Director nomination must timely provide certain specified information, including a brief description of the proposal, the name and address of the stockholder, the class and number of shares owned by the stockholder, and any material interest of the stockholder in such proposal.

Undesignated Preferred Stock

As noted above, the Certificate authorizes the issuance of undesignated or “blank check” preferred stock. The authorization of blank check preferred stock makes it possible for the Board of Directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change control of the Company. These and other provisions may have the effect of deferring hostile takeovers or delaying, deterring, or preventing a change in control or management of the Company.

Business Combinations with Interested Stockholders

The Certificate provides that Section 203 of the DGCL shall not apply to or govern the Company.

Amendment of Charter or Bylaw Provisions

The amendment of specified provisions of the Certificate and Bylaws requires approval by holders of at least 66 2/3% of the voting power of the Company’s capital stock entitled to vote in the election of Directors. Among other such provisions are the provisions described above under the headings “Stockholder Meetings,” “Requirements for Advance Notification of Stockholder Nominations and Proposals,” and “Business Combinations with Interested Stockholders.” In addition, the same vote would be required to change this voting requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: May 18, 2017	By:	/s/ GEORGE H. CAVE
George H. Cave Executive Vice President, General Counsel, Chief Compliance & Ethics Officer, Chief Risk Officer and Corporate Secretary